UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2007
SCHERING-PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-6571 (Commission File Number)	22-1918501 (IRS Employer Identification No.)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Schering-Plough Corporation Certificate of Incorporation was amended and restated on September 17, 2007 to reflect: (1) the automatic conversion of the 2004 mandatory convertible preferred stock issued into shares of common stock on September 14, 2007; and (2) the terms of the 2007 mandatory convertible preferred stock. Shareholder approval was not required for these actions.
The Amended and Restated Certificate of Incorporation is attached to this 8-K as Exhibit 3.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
3.1	Amended and Restated Certificate of Incorporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation
By:	/s/ Susan Ellen Wolf
Susan Ellen Wolf Corporate Secretary, Vice President—Corporate Governance and Associate General Counsel

Date: September 18, 2007

EXHIBIT INDEX

Number	Description

3.1	Amended and Restated Certificate of Incorporation